Exhibit 99.2

Crane Co.

Comprehensive Settlement of Asbestos Liability

October 21, 2004

Forward-Looking Statements

Disclaimer

This presentation includes forward-looking statements that are by their very nature uncertain. There can be no guarantee that any forward-looking statement will be fulfilled. The Company assumes no obligation to update forward-looking statements to reflect actual results or changes in or additions to the factors affecting such forward-looking statements. Reference is made to the Company’s Annual Report on Form 10-K and subsequent reports filed with the Securities and Exchange Commission for additional information involving known and unknown risks, uncertainties and other factors. Please also refer to the full forward-looking statements disclaimer contained in the Company’s Form 10-K and subsequent reports filed with the Securities and Exchange Commission.

Comprehensive Settlement

Agreement in Principle to Resolve all Current and Future Asbestos Claims Against the Company

Attorneys representing majority of current claimants

Independent representative of future claimants

Charge of $238MM or $4.04 per share

No Change in Business Operations or Relationships with Customers and Suppliers

All Financing Committed

Bank credit facility increased from $300MM to $450MM

Background

Dramatic Escalation in Rate of Claims, Legal Defense & Settlement Costs

Federal Legislation Unavailable and Uncertain

Commitment to Shareholders

“The Company continues to explore all feasible alternatives available to resolve its asbestos liability in a manner consistent with the best interest of the Company’s shareholders”

Form 8-K filed by the Company on July 22, 2004

Crane Co. Objectives

Remove asbestos uncertainty discount on Crane Co. valuation

Address asbestos with finality

Focus fully on profitable growth

Background

Dramatic Escalation in Claims and Legal Defense & Settlement Costs

Claims Outstanding (thousands)

90 80 70 60 50 40 30 20 10 0

1995 1996 1997 1998 1999 2000 2001 2002 2003 2004

as of 9/30/04

$90 $80 $70 $60 $50 $40 $30 $20 $10 $0

Cumulative Costs ($Millions)

Claims Outstanding Cumulative Costs

Background

Dramatic Escalation of Claims and Legal Defense & Settlement Costs

($ in Millions) Year 9 Month YTD

2001 2002 2003 ‘04 v. ‘03

Gross Settlement Costs (1) $0.8 $7.3 $11.9 $14.3 $7.8

Gross Defense Costs (1) $2.3 $4.8 $9.2 $18.0 $7.1

Total Costs (pre-tax) $3.1 $12.1 $21.1 $32.3 $14.9

(1) Before insurance recoveries & tax effects

Background

Crane Never Manufactured Asbestos

Certain of its valves, pumps and boilers contained gaskets, packing and seals manufactured by others with asbestos material

Insurance Recoveries Approximately 40% of Settlement & Defense Costs

Current Company Reserve to 2007

Increased to $200MM gross with charge at year-end 2002

$162MM remaining as of September 30, 2004 (pre-insurance)

Background

Cloud of Uncertainty in Crane Co. Valuation from Asbestos Noted by Wall Street Equity Analysts in Independent Risk Assessments:

“A central issue for investors is Crane’s exposure to asbestos litigation that overhangs a fundamentally sound manufacturing business. The current share price implies investors are attributing a $8-$10/share discount due to the asbestos liability. This is at the higher end of the $3-10/share range that we estimate. In the absence of asbestos liabilities, our valuation suggests the stock is undervalued.”

Ronald J. Epstein, Merrill Lynch – August 27, 2004

“We believe asbestos represents a significant risk at Crane and we think is the primary reason the stock trades at a 15% discount to its peer group based on 2005E

P/E; the discount is even higher based on 2004 P/E at 24%.”

Curt Woodworth, JP Morgan – July 26, 2004

“Asbestos issues continued to plague quarterly results and the outlook for asbestos-related expenses rose 95% year over year to $21 million. Overall, asbestos remains a dark cloud hanging over the company, especially given that the pace of new claims appears to be accelerating in 1H04 when claims rose 10% from the end of 2003.”

David Smith, Citigroup Smith Barney – July 25, 2004

The above quotes do not constitute adoption by Crane Co. of the reports from which they were taken.

Comprehensive Settlement

Two Components of Agreement in Principle

Settlement Trust ® Current Asbestos Claims

524(g) Post-Petition Trust ® Future Asbestos Claims

Federal Legislation (Section 524(g) of Bankruptcy Code)

Enacted by Congress in 1994

Specifically designed to permanently resolve asbestos liability

Provides that a company with asbestos exposure a) May establish a trust for all future claimants b) Obtain an injunction so all future claimants are “channeled to trust” c) Requires court confirmation

Agreement in Principle

Two Components to Agreement

Master Settlement Agreement (“MSA”) ® Current Claimants $280 MM cash paid into Settlement Trust

Paid on conclusion of solicitation of current claimants

Trust disbursement amounts to be based on settlement values consistent with historical settlement practices of the Company

524(g) Post-Petition Trust ® Future Claimants $10 MM cash

70 MM stock or cash

150 MM 20-year 6% note $230MM total

Trust to be funded upon plan of reorganization approved by Bankruptcy Court

Trust disbursements for claimants with malignancies only

Comprehensive Settlement

MCC and Subsidiaries File Pre-Packaged Plan of Reorganization

Consists of U.S. fluid handling businesses only

Represents 11% of Crane Co. operating profit

Crane Co. Not Included in Prepackaged Bankruptcy Filing

All operations of filing entities continue to operate as subsidiaries of Crane Co. both during and after emergence from bankruptcy

Insurance

Crane Co. retains insurance

coverage

Expect to recover 30% of settlement costs from insurance reimbursements

Insurance reimbursements expected to begin in 2007

Business Operations of MCC and Crane Co.

No management changes or layoffs related to the settlement

All non-asbestos creditors, including all suppliers, paid 100% on current contractual terms

Crane Co. has committed to provide a working capital facility to MCC in the range of $20-$25MM

Business with customers, distributors, j.v. partners, all third parties conducted consistent with current practices

Identification of Filing Entities

Percent of Total Crane Co. 2003 Sales and Operating Profit

(on a pro forma basis)

524(g) filing entities – all U.S. fluid handling businesses:

MCC Holdings, Inc.—Parent

Crane Valves North America (domestic only)

Crane Valve Services Pacific Valves

Resistoflex-Industrial Xomox Corporation (domestic only)

Crane Pumps & Systems (domestic only)

Crane Environmental

Non-Filing Entities 80%

MCC Holdings, Inc Filing Entities 20%

$1.6 billion Sales

Non-Filing Entities 89%

MCC Holdings, Inc.—Filing Entities 11%

$169 million Operating Profit

524(g) Pre-Pack Process for MCC Holdings, Inc.

10/21/04

Announcement of Agreement in Principle

-Majority of Current Claimants -Independent Rep for Future Claimants

3/05*

“Pre-Pack” Chapter 11 Filing

MSA for Current Claimants for Settlement Trust: $280 MM Cash

6/06*

Court Approval of Plan

Post-Petition Trust for Future Claimants: $10 MM Cash

70 MM Stock or Cash

$150 MM Note

$230 MM Total

* Dates for illustration only

Financing In Place

The Company has received a commitment from JPMorgan to underwrite and arrange $450 million in new credit facilities that will fund the settlement and provide ongoing liquidity.

$300 MM revolving facility extended through 2009

150 MM term loan for 5 years $450 MM total

Crane Co. expects to remain investment grade

Additional annual after-tax interest cost first year approximately 10¢/share, declining thereafter

Company retains its current dividend policy

Financing in Place

Business as Usual for Company’s Suppliers and Customers

All Suppliers Will Continue to be Paid in Full and on Contractual Terms

Full Resources of Crane Co. are Committed to Stand Behind MCC

Upon the Chapter 11 filing, MCC will seek Court ratification for continuation of normal payment terms with suppliers of the filing subsidiaries

Expect request to be granted

If not granted by the Court, Crane Co. has committed to guarantee the payment of all supplier obligations of the filing subsidiaries in accordance with normal payment terms

Comprehensive Settlement Cash Sources –

Illustrative Purposes Only

In $ Millions

Total

Asbestos-Related Payments

Comprehensive Asbestos Settlement ($510)

Other Asbestos-Related Payments (1) (68)

Net ($578)

Funding

Expected Tax Benefit (2) $201

Expected Insurance Recoveries 153

From Operating Cash Flow 154

Crane Stock Issuance (3) 70

Total $578

(1) Settlement and defense costs and professional fees and expenses

(2) A portion of these tax benefits were previously reflected in the Company’s income statement when portions of the current reserve were established. The balance ($122 million) is being reflected in the third quarter 2004 income statement.

(3) Crane has option to fund $70 MM in stock and/or cash

Comprehensive Settlement Cash Flows

Committed Financing in Place

Includes ample unused liquidity

$450MM of facilities

Borrowings peak at approximately $300MM in 2005

Focus on Rapid Recovery to Existing Credit Profile

Returns to existing leverage statistics in 2006

Settlement Trust funding ($280 million) repaid in two years

Insurance reimbursements expected to begin in 2007

Environmental Settlement

Phoenix/Goodyear, AZ Site Manufactured Compounds for Munitions

Site operated by UniDynamics Corporation, acquired by Crane in 1985

Customers primarily U.S. Government: DOD and DOE

Materials and equipment used in manufacturing were U.S. Government owned or specified

Investigation and Clean-Up Activities

1990-1994: Crane Co. performed design studies and implemented remediation

1994-2001: Active remediation of identified solvents

2001: Additional contaminant perchlorate identified

2003-2004: Crane Co. asserted claim against DOD/DOE for reimbursement and contribution for clean-up costs. Ongoing negotiations.

2004: EPA filed suit for $2.8 million of oversight costs

Crane Co. now has an agreement with the EPA on work plan for remediation

Known Costs

Crane Co. incurred testing and clean-up costs to-date $24MM

Future estimated costs to 2014 $40MM*

Total 3Q’04 Charge for Future Costs

*The $40MM charge does not reflect any potential cost recovery from DOD/DOE

Calculation of Charge

( in $ millions, except per share) 2004

Gross Asbestos Settlement $510

Less: Anticipated Insurance (153)

Net Reserve Required 357

Less: Existing Reserves, Net of Insurance (1) (103)

Addition to Reserve 254

Other Asbestos Related Costs (2) 68

Total Additional Reserve 322

Environmental Reserve 40

Total Additional Reserve 362

Tax Benefit (124)

After-Tax Impact (Net P&L) $238

Per Share Impact (3Q2004) $4.04

Per Share Impact (FY2004) $4.02

(1) Existing net reserve of $103 million = $162 million estimated settlements less $59 estimated insurance recoveries

(2) Includes settlement and defense costs, and professional fees and expenses

Settlement Highlights

Positive News for Our Shareholders, Employees, Customers and Suppliers

Removes “Cloud of Uncertainty” so that We Can Move Forward and Focus Fully on Profitable Growth, Without the Distraction of an Uncertain Asbestos Liability

Business As Usual for All Crane Co. Entities Throughout the Process

No management changes

No employee layoffs related to the settlement

Suppliers to be paid in full in accordance with normal terms

Business as usual with customers

Questions & Answers

For additional information, including all public disclosure documents pertaining to the proposed asbestos settlement, please refer to the Investor Relations portion of our company website www.craneco.com.